UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2005

Commission		IRS Employer
File Number	Exact name of registrant as specified in its charter	Identification No.
1-12577	SITEL CORPORATION	47-0684333

MINNESOTA

(State or Other Jurisdiction of Incorporation or Organization)

7277 WORLD COMMUNICATIONS DRIVE OMAHA, NEBRASKA	68122
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-6810

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement

On May 12, 2005, the Compensation Committee of the Board of Directors of SITEL Corporation (the “Registrant”) approved amendments to the employment arrangements of certain executive officers.  Effective May 12, 2005, the annual base salary of Dale W. Saville, Executive Vice President Corporate Operations, was increased to $275,000 and the annual base salary of Robert Scott Moncrieff, Executive Vice President Marketing and Account Development, was increased to 140,000£.

Item 9.01.          Financial Statements and Exhibits.

(c) Exhibits

10.1	Summary of Dale W. Saville Compensation Arrangements

10.2	Summary of Robert Scott Moncrieff Compensation Arrangements

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITEL Corporation (Registrant)

Date:	May 18, 2005	By	/s/ Donald J. Vrana
Donald J. Vrana
Senior Vice President and Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Summary of Dale W. Saville Compensation Arrangements

10.2	Summary of Robert Scott Moncrieff Compensation Arrangements